UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
June 12, 2007
Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27999	94-3038428
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1389 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 548-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 12, 2007, Finisar Corporation (the “Company”) filed a current report on Form 8-K announcing preliminary financial results for its fourth fiscal quarter and fiscal year ended April 30, 2007. This amended report amends the Form 8-K to reflect the announcement of initial findings of an investigation into the Company’s stock historical option granting practices, which were included in the press release announcing the financial results.

Item 2.02	Results of Operations and Financial Condition
On June 12, 2007, the Company issued a press release announcing its preliminary financial results for Fiscal 2007 ended April 30, 2007. The press release relating to the financial results is attached hereto as Exhibit 99.1.

Item 8.01	Other Events
The press release attached hereto as Exhibit 99.1 also contains a description of the initial findings of the Company’s Audit Committee’s investigation of the Company’s historical stock option granting practices. Reference is made to Exhibit 99.1 for a description of the initial findings of the Audit Committee’s investigation.

Item 9.01	Financial Statements and Exhibits
        (d)      Exhibits

Exhibit	Description
99.1	Press release issued by Finisar Corporation dated June 12, 2007 (filed with the Form 8-K report on June 12, 2007).
Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2007

Finisar Corporation
By:	/s/ Stephen K. Workman
Stephen K. Workman
Chief Financial Officer

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